UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2012

HALCÓN RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 6700 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement.

Merger Agreement

On April 25, 2012, Halcón Resources Corporation, a Delaware corporation (“Halcón”), and GeoResources, Inc., a Colorado corporation (“GeoResources”), announced the execution of an Agreement and Plan of Merger, dated as of April 24, 2012 (the “Merger Agreement”), by and among Halcón, GeoResources, Leopard Sub I, Inc., a Colorado corporation and wholly owned subsidiary of Halcón (“Merger Sub”), and Leopard Sub II, LLC, a Delaware limited liability company and wholly owned subsidiary of Halcón (“Second Merger Sub”), pursuant to which Halcón has agreed to acquire all of the issued and outstanding shares of GeoResources common stock. Under the terms and subject to the conditions set forth in the Merger Agreement, which was unanimously approved by the Boards of Directors of both Halcón and GeoResources, Merger Sub will merge with and into GeoResources, with GeoResources surviving as a direct wholly owned subsidiary of Halcón (the “Merger”), and shortly thereafter GeoResources will merge with and into Second Merger Sub, with Second Merger Sub surviving as a direct wholly owned subsidiary of Halcón (the “Second Merger”). The Merger and the Second Merger, taken together, are intended to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended.

The per share consideration is fixed in the Merger Agreement at $20.00 in cash and 1.932 shares of Halcón common stock for each issued and outstanding share of GeoResources common stock (excluding shares held by GeoResources in treasury, shares held by Halcón, Merger Sub, Second Merger Sub or GeoResources or any of their respective subsidiaries, and dissenting shares in accordance with Colorado law). Outstanding options to purchase GeoResources common stock may either be exercised immediately prior to the effective time of the Merger on a net cashless basis and converted into the right to receive the merger consideration or converted into options to purchase Halcón common stock; outstanding warrants to purchase GeoResources common stock will be assumed by Halcón and converted into warrants to acquire Halcón common stock; and issued and outstanding shares of restricted stock units of GeoResources will be settled through the issuance of one share of GeoResources common stock in respect of each restricted stock unit and thereafter converted into the right to receive the merger consideration.

Consummation of the transactions contemplated in the Merger Agreement is conditioned upon, among other things, (1) approval by the stockholders of GeoResources and Halcón, (2) the receipt of all required regulatory approvals, (3) absence of any order or injunction prohibiting the consummation of the Merger, (4) subject to certain exceptions, the accuracy of representations and warranties with respect to GeoResources’ or Halcón’s business, as applicable, (5) receipt of customary tax opinions and (6) the effectiveness of a registration statement relating to the shares of Halcón common stock to be issued in the Merger. The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, GeoResources will be required to pay Halcón a termination fee of approximately $27.8 million. In certain circumstances involving the termination of the Merger Agreement, GeoResources or Halcón will be obligated to reimburse the other’s expenses incurred in connection with the transactions contemplated by the Merger Agreement in an aggregate amount not to exceed $10 million.

Each of the parties has made customary representations, warranties and covenants in the Merger Agreement, including among others (i) to conduct its business in the ordinary course between the execution of the Merger Agreement and the consummation of the Merger, (ii) to cause a meeting of its stockholders to be held to consider the adoption of the Merger Agreement, (iii) for Halcón’s board of directors to recommend that the stockholders adopt and approve the issuance of Halcón common stock to be issued in the Merger, (iv) subject to certain exceptions, for GeoResources’ board of directors to recommend that the stockholders adopt and approve the Merger Agreement and (v) subject to certain exceptions, for GeoResources not to (A) solicit proposals relating to alternative business combination transactions or (B) enter into discussions concerning or provide information in connection with alternative business combination transactions.

The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding its terms and is qualified in its entirety by the terms and conditions of the Merger Agreement. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described therein, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to that agreement, and may be subject to limitations agreed among those parties, including being qualified by confidential disclosures among those parties. Instead of establishing matters as facts, the representations and warranties may have been made to allocate risks contractually among the parties, including where the parties do not have complete knowledge of all facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The assertions embodied in such representations and warranties are qualified by information contained in disclosure letters that the parties exchanged in connection with signing the Merger Agreement. Accordingly, investors and security holders should not rely on representations, warranties, covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Halcón’s or GeoResources’ public disclosures

Voting Agreements

In connection with the Merger Agreement, HALRES LLC, a Delaware limited liability company (“HALRES”), has entered into a voting agreement with GeoResources (the “Halcón Voting Agreement”) pursuant to which it has agreed, among other things, to vote all shares of Halcón common stock owned by HALRES in favor of the issuance of Halcón common stock to be issued in the Merger. As of the date of this report, HALRES owns approximately 51% of the issued and outstanding common stock of Halcón.

Also in connection with the Merger Agreement, certain of GeoResources’ officers and directors (and certain of their affiliates) have entered into a voting agreement with Halcón and Merger Sub (the “GeoResources Voting Agreement”) pursuant to which these persons have agreed, among other things, to vote all shares of GeoResources common stock owned by each of them in favor of the Merger. As of the date of this report, such stockholders own approximately 17% of the issued and outstanding common stock of GeoResources.

The Halcón Voting Agreement and the GeoResources Voting Agreement are included herein as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing description of these voting agreements does not purport to be complete and is qualified in its entirety by reference to such agreements.

Confidential Information, Non-Competition and Non-Solicit Agreement

Conditioned upon the consummation of the Merger, Frank A. Lodzinski, President and Chief Executive Officer of GeoResources entered into a Confidential Information, Non-Competition and Non-Solicit Agreement with Halcón (the “Non-Solicitation and Non-Competition Agreement”) in which Mr.

Lodzinski has agreed, among other things not to (i) disclose certain confidential information related to GeoResources and its properties or (ii) for a six-month period after the effective time of the Merger, engage in certain competitive activities within a specified proximity of Halcón’s or GeoResources’ oil and gas interests as of the effective time of the merger or solicit employees of Halcón or GeoResources or otherwise induce those employees, or customers of Halcón or GeoResources, to terminate their relationship with Halcón or GeoResources.

The Non-Solicitation and Non-Competition Agreement is included herein as Exhibit 10.3 and is incorporated herein by reference. The foregoing description of the Non-Solicitation and Non-Competition Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement.

Item 7.01 Regulation FD Disclosure.

On April 25, 2012, Halcón and GeoResources provided supplemental information regarding the transactions contemplated by the Merger Agreement in connection with a joint presentation with analysts and investors. A copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information under Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section.

Item 8.01 Other Events.

On April 25, 2012, Halcón and GeoResources issued a joint press release announcing that Halcón, Merger Sub, Second Merger Sub and GeoResources had entered into the Merger Agreement, as described in Item 1.01 of this report. A copy of the press release issued by Halcón and GeoResources is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Additional Information About the Transaction

Halcón and GeoResources intend to file materials relating to the transaction with the SEC, including a registration statement of Halcón, which will include a prospectus of Halcón and a joint proxy statement of Halcón and GeoResources. The definitive joint proxy statement/prospectus will be mailed to stockholders of Halcón and GeoResources. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HALCÓN, GEORESOURCES AND THE PROPOSED TRANSACTION. Investors and security holders may obtain these documents free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed with the SEC by Halcón can be obtained free of charge from Halcón’s website at www.halconresources.com. The documents filed by GeoResources can be obtained free of charge from GeoResources’ website at www.georesourcesinc.com.

Participants in Solicitation

Halcón, GeoResources and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Halcón and GeoResources in respect of the proposed transaction. Information regarding Halcón’s directors and executive officers is available in its annual report on Form 10-K for the year ended December 31,

2011, which was filed with the SEC on March 5, 2012, and its proxy statement for its 2012 annual meeting of stockholders, which was filed with the SEC on April 12, 2012, and information regarding GeoResources’ directors and executive officers is available in its proxy statement for its 2011 annual meeting of stockholders, which was filed with the SEC on April 29, 2011. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities and Exchange Act of 1934 as amended. Statements that are not strictly historical statements constitute forward-looking statements and may often, but not always, be identified by the use of such words such as “expects”, “believes”, “intends”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, or “probable” or statements that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved. The forward-looking statements include statements about future operations, estimates of reserve and production volumes and the anticipated timing for closing the proposed merger. Forward-looking statements are based on current expectations and assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with expectations is subject to a number of risks and uncertainties, including but not limited to: the possibility that the companies may be unable to obtain stockholder or other approvals required for the acquisition or satisfy the other conditions to closing; that problems may arise in the integration of the businesses of the two companies; that the acquisition may involve unexpected costs; the risks of the oil and gas industry (for example, operational risks in exploring for, developing and producing crude oil and natural gas; risks and uncertainties involving geology of oil and gas deposits; the uncertainty of reserve estimates; the uncertainty of estimates and projections relating to future production, costs and expenses; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; health, safety and environmental risks and risks related to weather such as hurricanes and other natural disasters); uncertainties as to the availability and cost of financing; fluctuations in oil and gas prices; inability to timely integrate and realize expected value from acquisitions, inability of management to execute its plans to meet its goals, shortages of drilling equipment, oil field personnel and services, unavailability of gathering systems, pipelines and processing facilities and the possibility that government policies may change or governmental approvals may be delayed or withheld. Halcón’s and GeoResources’ annual reports on Form 10-K for the year ended December 31, 2011, recent current reports on Form 8-K, and other Securities and Exchange Commission filings discuss some of the important risk factors identified that may affect the business, results of operations, and financial condition. Halcón and GeoResources undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 24, 2012 by and among Halcón Resources Corporation, Leopard Sub I, Inc., Leopard Sub II, LLC and GeoResources, Inc.

10.1	Voting Agreement, dated as of April 24, 2012 by and between GeoResources, Inc. and HALRES, LLC

10.2	Voting Agreement, dated as of April 24, 2012 by and among Halcón Resources Corporation, Leopard Sub I, Inc. and each of the Persons listed on Schedule A thereto

10.3	Confidential Information, Non-Competition and Non-Solicit Agreement, dated April 24, 2012 by and between Halcón Resources Corporation and Frank A. Lodzinski

99.1	Joint Press Release issued on April 25, 2012 by Halcón Resources Corporation and GeoResources, Inc.

99.2	Joint Investor Presentation, dated April 25, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALCÓN RESOURCES CORPORATION

April 25, 2012	By:	/s/ Mark J. Mize
	Name:	Mark J. Mize
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of April 24, 2012 by and among Halcón Resources Corporation, Leopard Sub I, Inc., Leopard Sub II, LLC and GeoResources, Inc.

10.1	Voting Agreement, dated as of April 24, 2012 by and between GeoResources, Inc. and HALRES, LLC

10.2	Voting Agreement, dated as of April 24, 2012 by and among Halcón Resources Corporation, Leopard Sub I, Inc. and each of the Persons listed on Schedule A thereto

10.3	Confidential Information, Non-Competition and Non-Solicit Agreement, dated April 24, 2012 by and between Halcón Resources Corporation and Frank A. Lodzinski

99.1	Joint Press Release issued on April 25, 2012 by Halcón Resources Corporation and GeoResources, Inc.

99.2	Joint Investor Presentation, dated April 25, 2012